EXHIBIT 99.2

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CALIFORNIA RESOURCES CORPORATION



Investor Presentation

January 2021

Forward Looking / Cautionary Statements – Certain Terms

The information included herein contains forward-looking statements that involve risks and uncertainties that could materially affect our expected results of operations, liquidity, cash flows and business prospects. Such statements include those regarding our expectations as to our future:

- financial position, liquidity, cash flows and results of operations
- business prospects
- transactions and projects
- operating costs
- operations and operational results including production, hedging and capital investment
- budgets and maintenance capital requirements
- reserves
- type curves
- expected synergies from acquisitions and joint ventures

Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. While we believe assumptions or bases underlying our expectations are reasonable and make them in good faith, they almost always vary from actual results, sometimes materially. We also believe third-party statements we cite are accurate but have not independently verified them and do not warrant their accuracy or completeness. Factors (but not necessarily all the factors) that could cause results to differ include:

- our ability to execute our business plan post-emergence
- the volatility of commodity prices and the potential for sustained low oil, natural gas and NGL prices
- impact of our recent emergence from bankruptcy on our business and relationships
- debt limitations on our financial flexibility
- insufficient cash flow to fund planned investments, interest payments on our debt, debt repurchases or changes to our capital plan
- insufficient capital or liquidity, including as a result of lender restrictions, unavailability of capital markets or inability to attract potential investors
- limitations on transportation or storage capacity and the need to shut-in wells
- inability to enter into desirable transactions, including acquisitions, asset sales and joint ventures
- our ability to utilize our net operating loss carryforwards to reduce our income tax obligations
- limitations on the liquidity of our new common stock and volatility of its market price
- legislative or regulatory changes, including those related to drilling, completion, well stimulation, operation, maintenance or abandonment of wells or facilities, managing energy, water, land, greenhouse gases or other emissions, protection of health, safety and the environment, or transportation, marketing and sale of our products
- joint ventures and acquisitions and our ability to achieve expected synergies
- the recoverability of resources and unexpected geologic conditions
- incorrect estimates of reserves and related future cash flows and the inability to replace reserves
- changes in business strategy
- Production-sharing contracts (PSCs) effects on production and unit production costs
- effect of our stock price on costs associated with incentive compensation
- effects of hedging transactions
- equipment, service or labor price inflation or unavailability
- availability or timing of, or conditions imposed on, permits and approvals
- lower-than-expected production, reserves or resources from development projects, joint ventures or acquisitions, or higher-than-expected decline rates
- disruptions due to accidents, mechanical failures, power outages, transportation or storage constraints, natural disasters, labor difficulties, cyber-attacks or other catastrophic events
- pandemics, epidemics, outbreaks or other public health events such as the Coronavirus Disease 2019
- factors discussed in Item 1A, Risk Factors in CRC's Annual Report on Form 10-K and subsequently filed Quarterly reports on Form 10-Q available at www.crc.com

Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "goal," "intend," "likely," "may," "might," "plan," "potential," "project," "seek," "should," "target, "will" or "would" and similar words that reflect the prospective nature of events or outcomes typically identify forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Forward Looking / Cautionary Statements – Certain Terms (cont'd)

The market data and certain other statistical information used throughout this presentation includes industry data that are based on independent industry publications, government publications or other published independent sources. Some data is also based on our good faith estimates. Although we believe these third-party sources are reliable as of their respective dates, we have not independently verified the accuracy or completeness of this information. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors that could cause results to differ materially from those expressed in these publications.

This presentation contains certain financial measures that are not prepared in accordance with generally accepted accounting principles ("GAAP"). These measures include (i) adjusted EBITDAX, (ii) PV-10, (iii) leverage ratio, (iv) net debt, (v) discretionary cash flow and (vi) adjusted free cash flow. See "Appendix" for the descriptions and reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP.

This presentation includes preliminary estimates of our proved reserve volumes and the related PV-10 of cash flows as of December 1, 2020, based on strip pricing. These reserves were prepared on the same basis as our estimated proved reserves and PV-10 of cash flows based on SEC pricing, except for the use of pricing based on closing month futures prices as reported on the ICE Brent for oil and NGLs and NYMEX Henry Hub for natural gas on December 1, 2020, without giving effect to derivative transactions. These reserves were prepared by our internal reserve engineers and have not been audited by our independent petroleum reserve engineers. There were material changes to our December 1, 2020 reserve estimates when compared to our December 31, 2019 reserve estimates due to factors including (i) price-related impacts, (ii) the impact of reductions in 2020 capital budget and volumes shut in during 2020, (iii) our post-emergence rebooking of proved undeveloped reserves under the SEC's five-year rule and (iv) lower operating costs as of December 1, 2020 compared to December 31, 2019. There could be further material changes to our 2020 estimated volumes as a result of our year-end annual reserve audit by our independent petroleum engineers.

Note: For reference, the 12/1/2020 NYMEX Strip was used for ICE Brent for oil, and gas and ngls. The average strip prices used were: $47.00/Bbl for oil for December 2020, $47.37 for 2021, $47.34 for 2022, $47.68 for 2023, $48.10 for 2024, $48.43 for 2025, and $48.87 for 2026 and thereafter held flat; and $2.87/MMBtu for natural gas for December 2020, $2.83 for 2021, $2.69 for 2022, $2.52 for 2023, $2.54 for 2024, $2.56 for 2025, and $2.55 for 2026 and thereafter held flat. Also taken into account currently prevailing pricing differentials for purposes of realized prices.

This presentation includes preliminary estimates of our operating and financial results for the three months and year ended December 31, 2020. These preliminary estimates are derived from our internal records and are based on the most current information available to management. We have prepared these estimates on a basis materially consistent with our historical financial results. These preliminary financial estimates are not reviewed and are unaudited, and our normal reporting processes with respect to these preliminary operating and financial results have not been fully completed. During the course of our review process on, and the audit of, our operating and financial results for the three months and year ended December 31, 2020, we could identify items that would require us to make adjustments and could affect our final results. Any such adjustments could be material. The audit of our results for the year ended December 31, 2020 will not be completed until immediately prior to the filing of our annual report on Form 10-K for the year ended December 31, 2020.

Executive Summary

CRC Investment Considerations

New Strategic Direction

- Repositioning the company concurrent with a CEO search
- Full-Scale Business Review
- Chairman and Interim CEO with substantial financial and operational turnaround experience
- Operational committee of the Board with >100 years of E&P experience
- Remain committed to ESG Leadership, including our excellent safety and environmental record

Strong Financial Position

- $466 – 476MM of Estimated 2020E Adj. EBITDAX[1]
  - Adjusted Free Cash Flow of $174 – 177MM[1,2] for FY2020E
- Robust asset coverage with PDP PV-10 value of $2.1bn[4] and an additional $930MM of PDNP[4] value
- FY 2020E Leverage ratio of ~1.2x[1] amongst lowest leverage in E&P
- 2020E Oil Production of ~67 – 72 Mbo/d with 2021E production hedged at ~80% of oil volumes, providing certainty in revenue
- Pro forma adjusted liquidity of $424MM as of 12/31/2020

Cash-Advantaged Portfolio

- Predictable production with low declines
- Light oil producer with advantaged pricing
- Mineral owner with long time horizon and operational control
- Decades of low-breakeven, repeatable opportunities and 489 MMboe of 1P reserves

Integrated Model

- Advantaged pricing position with premium over WTI
- Extensive network of pipelines and gas processing ensures takeaway capacity for oil, gas, NGLs, and water
- One of the largest power plants in CA, reducing field LOE by $100MM



California
Sacramento Basin
~3,000 BOE per day[3]
San Joaquin Basin
~78,000 BOE per day[3]
Ventura Basin
~3,000 BOE per day[3]
Los Angeles Basin
~22,000 BOE per day[3]



2020E Average Production[5]
111 Mboe/d
62%
12%
26%
1P Reserves[4]
489 MMboe
71%
9%
20%
Proved Developed Reserves[4]
418 MMboe
70%
10%
20%
Oil
NGL
Gas

Note: Estimated Adj. EBITDAX, Net Debt, Leverage Ratio, PV-10 and Adj. Free Cash Flow are non GAAP financial measures. Please see appendix for more information. (1) Adjusted EBITDAX, Adjusted FCF and Leverage Ratio are as of 12/31/2020 and reflect fresh start accounting, here and throughout. Leverage Ratio uses midpoint of FY 2020E Adjusted EBITDAX range and estimated Net Debt as of 12/31/2020. (2) Adjusted FCF includes add-backs of ~$118MM of restructuring and extraordinary items. (3) Production shown for Q3 2020. (4) Reserves estimated using 12/1/2020 NYMEX Strip ICE Brent for oil and NYMEX Strip for gas pricing through 2026 and thereafter held flat. PDP PV-10 has been reduced by noncontrolling interest share of $77mm; PD PV-10 additionally includes an estimated $930MM of PDNP. The majority of PDNP future value is generated by expected response from existing waterflood and steamflood projects, which require low incremental capital on a per boe basis. (5) CRC net production based on preliminary average FY20E results.

Strategic Focus and Long-Term Repositioning

Near-Term Focus – 2021/2022

Substantial Liquidity and Downside Cash Flow Protection Through Hedge Strategy

- Maintain 2021/2022 hedged levels at ~80% of anticipated production
- Self-funding capex program with flexibility on timing

Low-Cost Operator Focus

- Improve operational efficiencies and processes
- Preserve operational focus on safety
- Near-term cost reduction focused on quick hits



Targeting
FCF Yield
~10%
Focus on
Maintaining
Debt/EBITDAX
< 1.5x
Maintain
Liquidity of
~$300MM¹
Maintaining
Oil ≥60 Mbo/d

Rationalizing Asset Portfolio

- Targeting a streamlined, resilient portfolio that retains upside
- Ranking assets based on FCF metrics: core, marginal, and non-core
- Invest in core fields, divest/P&A non-core
- Performance improvement for marginal fields with upside

Capital Deployment – Core Fields

- Conservative investment approach with $20/Bbl life-cycle breakeven threshold
- Capital program prioritizing quick payout with shallow drilling and workovers
- Yearly reductions in P&A/ARO backlog
- Rig contract optionality

Long-Term

Full-Scale Business Review

- Led by Chairman and Interim CEO Mac McFarland and Bill Roby, Chair of Operations Committee of the Board
- Engaged with industry leading consultants to assist in review
- Action Plan expected by early Q2 2021

Key Focus Areas

- Asset rationalization/portfolio optimization
- Margin enhancement/risk management
- Operational Excellence and cost reductions in Opex and Capex
- G&A simplification and cost reductions

(1) Assumes $540MM Elected RBL Commitments less approximately $100MM or less drawn on average and approximately $130-$135MM of Letter of Credit (LC) exposure.

Preliminary 2020E Results and Capital Budget Guidance

2020E Estimates

Total Production (Mboepd)	105	-	115
Exit Rate [1]			*103*
Oil Production (Mbopd)	67	-	72
Exit Rate [1]			*63*
$MM			
Revenues	$1,543	-	$1,573
Adj. EBITDAX[2]	466	-	476
Discretionary Cash Flow[2,3]	**$231**	-	**$235**
Discretionary Cash Flow Yield [3,5]	*11.8%*	-	*12.0%*
Capital	$45	-	$50
Adjusted Free Cash Flow[4]	**$174**	-	**$177**
Adjusted Free Cash Flow Yield [5]	*8.9%*	-	*9.0%*

Pro-active steps from an operational and hedging/risk management standpoint allow for and preserve substantial liquidity even in a downside commodity price scenario

2021E Assumptions

Preliminary 2021 Capital Program of $175-225MM

- Maintains economic oil production prioritizing projects with low break-evens; total production ≥97 Mboepd and oil production ≥60 Mbopd
  - High-grades inventory of workovers and low-risk, shallow locations in core fields with rapid payout
- Capital budget approved quarter-by-quarter with conservative economic thresholds
  - Current plan invests $25-30MM in Q1 and ramp-up ~$50-75MM in Q4 (subject to commodity prices)
- Budget includes ~$40MM of non-critical infrastructure mechanical integrity and maintenance costs deferred from 2020

Line of sight to run-rate savings of ~$25MM

Capital Program will target 55-60% of Discretionary Cash Flow

Hedges Provide Downside Protection

- CRC can remain free cash flow positive and continue to fund mechanical integrity and ARO obligations down to $25 Brent

(1) Defined as 4Q'20 estimated average production. (2) 2020E Adj. EBITDAX, Discretionary Cash Flow and Adjusted Free Cash Flow adjusted for restructuring and other extraordinary items. (3) Discretionary Cash Flow = Adj. EBITDAX – interest expense – JV distributions – ARO and idle well testing. (4) Excludes $118MM for restructuring and other extraordinary items. Adjusted FCF would have been $134-137MM if reductions of ~$40MM for operating and capital deferrals from 2020 to 2021 were excluded. (5) Yield calculation assumes ~$2.0B of market value as of 12/31/2020.

Summary Highlights


California Resources Corporation



- New Strategic Direction
- Strong Financial Position
- Cash-Advantaged Portfolio
- Integrated Model
- Committed to ESG Advancement

Business Overview

CRC Supplies Essential California Energy

ECONOMY

- World's 5th largest economy and biggest contributor to domestic GDP[1], California is the second-largest energy consuming state and consumes ~2% of the world's daily crude oil production
- In-state production provides critical state, county and city revenues
- Energy inequality reflected in highest poverty rate in wealthiest state

ENERGY

- California is an energy island importing ~70% of its crude consumption, ~90% of its natural gas and ~30% of its electricity needs[2]
- California accounted for ~11% of total US gasoline consumption and ~19% of total U.S. jet fuel consumption[3]
- In-state produced energy helps California combat climate-related challenges, mitigate global and local supply disruptions and provide base load power

ENVIRONMENT

- In-state produced energy meets the most stringent environmental regulations in the world
- Imported energy does not apply California's safety, labor, human rights and environmental standards
- Early-stage, innovative CCS project and renewable expansions should help California achieve its carbon neutrality goals under the Paris Climate Accord

CALIFORNIA IS THE LARGEST U.S. GDP CONTRIBUTOR



14.8%
7.8%
4.0%
5.1%
9.2%

Note: 5 largest contributors to domestic GDP[1]

CALIFORNIA IS DEPENDENT ON ENERGY IMPORTS



2,000
1,500
1,000
500
0
mbo/d
~70% Imported Energy
California's Production
Total Consumption
1983
1986
1989
1992
1995
1998
2001
2004
2007
2010
2013
2016
2019

Source: CalGEM

Source: EIA, CalGEM, energy.ca.gov.
(1) BEA, data from 4Q19 (2) Data reflects 2019, from CalGEM. (3) Data reflects 2018, which is the most recently available data.

CRC Situated in a Premier Oil Province

California – a Top Oil-Producing Province

- Five of the largest conventional, onshore fields in the Lower 48
- Over 35 billion BOE[1] produced since 1876
- Still discovering the extent of remaining potential
- Over 10 billion BOE[1] in remaining recoverable resources

CRC Operational Strategy

- Stacked pays provide additional opportunity through value chain
- Operating expertise to develop the diverse opportunity set
- Robust infrastructure turns disparate fields into integrated plays

Remaining Recoverable Resources (Bbl)


California
Permian (Wolfcamp + Spraberry)
Bakken
Eagle Ford
Marcellus Shale
Utica
Haynesville - Bossier
Anadarko - Woodford
Barnett
Niobrara
-
5.00
10.00
15.00
20.00
25.00
30.00
Oil (Bbl)
NGL (Bbl)
Gas (Boe)

Source: Based on most recent available data from CalGEM for produced volumes; USGS for remaining recoverable resources based on latest available information.
(1) MCF:BOE = 20:1

CRC's Advantages Aligned with Investor Proposition

CRC's Advantages vs. Shale Peers

Shale		California Resources Corporation
High production **decline**	Production Decline	Low production decline helps **stability of cash flows**
Realizations at **large discount** to WTI	Market Pricing	**Premium pricing** to WTI
Low oil cut	Oil Cut	High oil cut provides **better margins**
Typical 2/8th royalty	Royalty Interest	High NRI across all fields **increases revenues**
Relatively new	Production History	**Decades long** history
3rd party processing and transportation	Integrated Costs	**Integrated processing and gathering**
Parent/Child, Spacing, GOR	Well Development Challenges	**Extensive experience in CA basins and EOR**

CRC Aligns with E&P Investor Preferences

California Resources Corporation

- Operational excellence delivers margins
- Steady, low-risk diversified asset base
- Significant scale with synergistic infrastructure
- Capital efficiency and flexibility
- Positive Free Cash Flow through cycles
- Conservative balance sheet with ample liquidity

Diverse Assets with Flexible Development Opportunities

- Cash-advantaged portfolio with a diverse asset base and extensive high-quality inventory
- Proven operator at managing and growing a profitable business, with strong historical F&D and Recycle profitability performance[1]

Basin	Total Proved Reserves (MMBOE)[2]	Avg. Net Production (MBOE/d)[3]	% Oil Production[3]	Net Acreage (million acres)[4]	Gross Proved Drilling Locations[5]	Drive Mechanisms	Competitive Advantage
CALIFORNIA RESOURCES CORPORATION	489	106	60	2.1	825	Conventional, Unconventional, Steamflood, Waterflood, Gas	**Portfolio Flexibility**
San Joaquin	340	78	51	1.4	506	Conventional, Unconventional, Steamflood, Waterflood, Gas	**Big fields get bigger; substantial infrastructure in place; scale provides cost advantages**
Los Angeles	119	22	100	<0.1	307	Conventional, Waterflood	**World-class waterfloods**
Ventura	16	3	67	0.2	0	Conventional, Steamflood, Waterflood	**Upside from application of technology**
Sacramento	14	3	0	0.5	12	Gas	**Large, scalable gas production**

Drive Mechanisms: Conventional, Unconventional, Steamflood, Waterflood, Gas

(1) 5 year trailing Organic Recycle Ratio average of 2.6x. (2) Reserves estimated using 12/1/2020 NYMEX Strip ICE Brent for oil and NYMEX Strip for gas pricing through 2026 and thereafter held flat. (3) Avg. net production and % Oil are from 3Q20 results. (4) Net acreage as of 9/30/2020. (5) Gross proved drilling locations estimated using 12/1/2020 NYMEX Strip pricing.

CRC's Asset Portfolio: Liquids-Weighted Production


9 Lost Hills
4 Kern Font
7 Mount Poso
9 Round Mountain
KERN
1 Elk Hills
SAN LUIS OBISPO
5 San Joaquin Basin
3 Buena Vista
SANTA BARBARA
VENTURA
Ventura Basin
LOS ANGELES
Los Angeles Basin
9 Inglewood
RIVERSIDE
ORANGE
2 Wilmington
6 Huntington Beach
- LEGEND -
Top Producing Fields
South Valley
Outside Operated
Oil & Gas Fields
0 10 20 30 Miles
N
W
E
S

	Field	Proved Reserves % Liquids	12/1 Strip PV-10 of Proved Reserves $MM[(1)]
1	Elk Hills Area	72%	$1,507
2	Wilmington	100%	$437
3	Buena Vista	62%	$499
4	Kern Front	100%	$185
5	South Valley	88%	$138
6	Huntington Beach	95%	$70
7	Mount Poso	100%	$127
8	Other CRC Operated	61%	$198
9	Outside Operated	99%	$213

(1) Reserves estimated using 12/1/2020 NYMEX Strip pricing through 2026 and thereafter held flat. Excludes $41 million attributable to noncontrolling interest.

Significant CRC Inventory at Current Market Pricing

Robust project inventory with full cycle cost below $35/Boe

- Large resource base continues to grow
- Optimized portfolio capable of growth across commodity price cycles
- All projects deliver robust cash flow
- Portfolio has large contributions from all recovery mechanisms and reserve types
- Many projects take advantage of existing infrastructure



Steamflood
Waterflood
Primary
Shale
Gas
Full Cycle Cost ($/Boe)
40
30
20
10
0
0
100
200
300
Net Resources (MMBoe)
Dev Capital ($B)
2.5
2.0
1.5
1.0
0.5
0.0
0
100
200
300
Net Resources (MMBoe)

California Is An Energy Island…

CA Depends Upon Imports To Satisfy Demand[1]

OIL DEMAND


1,688
MBOPD
2019
30%
12%
58%
California Supply
Domestic Import
Foreign Import

NATURAL GAS DEMAND


5.90
BCFPD
2019
9%
91%
California Supply
Foreign Import

Crude Imports Are Waterborne Due To Lack Of Crude Pipelines


Crude Oil Pipeline
Petroleum Refinery

CALIFORNIA REFINERY INPUTS


CA Production
AK N. Slope
Foreign Imports
0.0
0.5
1.0
1.5
MMBPD

CA Oil Pricing Highest In US[2]

US Regional Prices, % Brent


Buena Vista (CA) 100%
CRC Blend 97%
LLS (LA) 95%
Midway Sunset (CA) 93%
Midland (TX) 90%
WTI (OK) 90%
Bakken (ND) 84%
CA
Other L48

Elk Hills has the highest priced oil barrel in L48 (premium over Buena Vista benchmark)

Source: Company Documents, EIA, California Energy Commission, Bloomberg. (1) Demand as of 2019YE. (2) Prices shown as average of 9 months ended 9/30/2020; CRC realized pricing excludes hedges.

CALIFORNIA RESOURCES CORPORATION

…That Drives Premium Pricing for CRC

CRC Production Mix
(3QYTD 2020)

Product | Energy Equivalent | Revenue (unhedged)



Crude
62%
81%
NGLs
12%
9%
Natural Gas
26%
10%

Local vs. US Pricing Benchmarks

Crude Price, 12/1/20, $/bbl



WTI (OK)
$44.55
Buena Vista (CA)
$46.65

NGL Realized Pricing, 3Q 2020 $/bbl



NGL Peers1
$11.15
CRC
$25.16

Gas Price, 12/1/20, $/MMBtu



Henry Hub (LA)
$2.88
So Cal(2)
$3.14
No Cal(2)
$3.78

CRC Positioning

Crude
- 3rd largest crude producer in CA
- Realized pricing premium

NGLs
- Top producer of NGLs from gas extraction in CA
- Improved differentials

Natural Gas
- Top producer of gas in CA
- Strong gas trading margins

CRC receives premium pricing on all products vs. U.S. pricing benchmarks

Source: Company filings, Wall Street research.
(1) NGL peers include FANG, GPOR, LPI, PDCE, PE, QEP, RRC, SM, SWN, WLL, WPX and XEC. (2) So Cal price represents So Cal Border and No Cal price represents PG&E City Gate.

Further Margin Uplift Through Integrated Model

- Elk Hills power plant's integration with the Elk Hills field offers significant strategic value
  - Elk Hills power plant saves CRC ~$100mm/year through self-supply/generation of power
  - Ability to sell excess power produced
- Operations streamlining
  - Gas compression consolidation
  - Tank battery consolidation, operations and chemicals
  - Shut down redundant sales equipment
- Incremental revenue capture
  - Oil processing facility consolidation
  - Additional liquids by processing off unit gas
  - One of the largest power plants in CA
  - Extended power sales contracts through 2023, which allows for more favorable pricing
- Capital efficiency examples
  - Redeployed compression & gathering equipment to adjacent fields
  - Potential to use Elk Hills system to process incremental third party gas
  - Relocated cogen plant to Kern Front


Oil Sales Facility


Power Plant


Gas Processing

Hedging Program Supports Cash Flows

Strategy

- CRC hedging strategy typically utilizes a mixture of Puts, Collars and Swaps to protect cash flow and to ensure CRC's ability to live within cash flow, and is also aligned with CRC's RBL requirements

Cash Flow Protected

- CRC has hedges in place for ~80% of anticipated oil PDP volumes through June 2021 and ~75% through October 2022 (in line with RBL terms), and thereafter in place for a minimum of 50% through 3Q 2023

Allocation (2021E)[(1)]

- 12.5% of total anticipated crude production in the form of swaps at prevailing strip pricing
- 37.5% of total anticipated crude production in the form of hedges with an effective floor price of no less than the lesser of (i) $40 Brent and (ii) prevailing ICE Brent strip pricing
- 30% of total anticipated crude production in any form of hedge

Hedges in Place[(1)]



100%
80%
60%
40%
20%
0%
2021E
2022E
2023E

Weighted Average Price (Brent $/Bbl)

	2021E	2022E	2023E
Sold Calls	$49.73	$59.37	$58.01
Purchased Puts	$40.49	$40.00	$40.00
Sold Puts	$32.38	$32.00	--
Swaps	$44.96	$46.29	$47.57

Note: Current hedges estimated as of 1/12/2021 and are based on weighted average Brent prices per barrel. The BSP JV has entered into crude oil derivatives as of that date that are included in our consolidated results but not in the above table. (1) Represents current hedges in place, based on future PDP oil production volumes estimated as of October 2020.

Leading Financial Metrics

Oil Peers | Gas Peers

Production (Q3'20, Mboepd)



240
180
120
60
0
106
CRC

Total Proved Reserves (2019YE, MMBoe)



1,600
1,200
800
400
0
644
CRC

CRC Total Proved Reserves of 489 MMboe based on 12/1/2020 Strip[1]

Adj. EBITDAX (3Q20 LTM, $MM)[2]



$2,000
$1,500
$1,000
$500
$0
$681
CRC

Total Debt / Enterprise Value (%)[3]



80%
60%
40%
20%
0%
24%
CRC

Total Proved Reserves PV-10 (2019YE) / Total Debt (x)[4]



12.0x
9.0x
6.0x
3.0x
0.0x
11.4x
CRC

CRC PV-10 coverage of 5.5x, based on Total Proved Reserves of 489 MMboe on a 12/1/2020 Strip basis[1]

Leverage Ratio (x)[5]



4.0x
3.0x
2.0x
1.0x
0.0x
0.8x
CRC

CALIFORNIA RESOURCES CORPORATION

Source: Company filings, FactSet as of 12/31/2020. Oil peers include BRY, MGY, MTDR, MUR, PDCE, PE and WPX; Gas peers include CNX and CRK. (1) Reserves estimated using 12/1/2020 NYMEX Strip pricing. SEC YE 2019 PV-10 used for benchmarking given available latest data – average benchmark Brent was $63.15 per barrel and average NYMEX Henry Hub was $2.58 per MMBTU. (2) Showing LTM EBITDAX as of 9/30/2020. For CRC, reflects Adj. EBITDAX per Appendix. (3) For CRC, reflects share price of $23.59, shares outstanding of 83.3MM and total debt of $599MM as of 12/31/2020. For peers, reflects share price as of 12/31/2020 and total debt, cash and shares outstanding as of 9/30/2020 for latest available comparability. (4) For CRC, total debt reflects $599MM as of 12/31/2020. For peers, reflects total debt as of 9/30/2020 for latest available comparability. (5) For CRC, reflects net debt as of 12/31/2020 ($571MM) and 3Q20 LTM Adj. EBITDAX. For peers, reflects 3Q20 Net Debt / 3Q20 LTM Adj. EBITDAX.

CRC Demonstrates ESG Leadership

Environmental

CRC's 2030 **Sustainability Goals align with California's landmark goals** as a signatory of the Paris Climate Accord

CRC **methane emissions declined by ~63%** since 2013

CRC **continues to serve California as a net water supplier**

CRC is designing a **carbon capture and sequestration system** at the 550-MW Elk Hills Power Plant and adjacent Elk Hills field



Social

Safety performance continues to surpass industry and national metrics as CRC received 24 National Safety Achievement Awards

Our Diversity & Gender metrics reflect our consistent focus on strengthening our organization

CRC provided **in excess of $9 million over the past 3 years to local communities, organizations and charitable foundations**



Governance

CRC's **new Board of experienced, independent Directors from diverse backgrounds** will build on CRC's exemplary ESG performance

CRC's 2020 **compensation metrics include specific ESG targets for safety, environmental stewardship, water conservation and sustainability project milestones**

CRC is constructively engaged **in California's development** of legislation, regulation and energy policy





WATER
RENEWABLES
2030 GOALS
METHANE
CARBON



Attained **CDP's highest 2019 climate disclosure ranking** among all U.S. oil and gas companies with an A-, tying for first with one other U.S.-based E&P

For additional information, please refer to CRC's Sustainability Report, which references both Sustainability Accounting Standards Board (SASB) and Global Reporting Initiative (GRI) standards at crc.com/sustainability.

Appendix

Adjusted EBITDAX Reconciliation

We define adjusted EBITDAX as net (loss) income before interest and debt expense, net income taxes, depreciation, depletion and amortization; exploration expense; other unusual, out-of-period and infrequent items; and other non-cash items. We believe this measure provides useful information in assessing our financial condition, results of operations and cash flows and is widely used by the industry, the investment community and our lenders. Although this is a non-GAAP (generally accepted accounting principles ("GAAP")) measure, the amounts included in the calculation were computed in accordance with GAAP. Certain items excluded from this non-GAAP measure are significant components in understanding and assessing our financial performance, such as our cost of capital and tax structure, as well as the historic cost of depreciable and depletable assets. This measure should be read in conjunction with the information contained in our financial statements prepared in accordance with GAAP. The following table presents a reconciliation of the GAAP financial measures of net income (loss) and net cash provided by operating activities to the non-GAAP financial measure of adjusted EBITDAX. Adjusted EBITDAX is a supplemental measure of our performance that is not required by or presented in accordance with GAAP.

	Twelve Months Ended December 31,2020
($ millions)	**Estimated**
Net (loss) income	$1,706
Interest and debt expense, net	217
Income Tax Provision	--
Depreciation, depletion and amortization	340
Exploration expense	10
Asset Impairment	1,736
Unusual, infrequent and other items	(3,587)
Other non-cash items	49
Estimated Adjusted EBITDAX	**$471**
Net cash provided by operating activities	104
Cash interest	95
Exploration expenditures	10
Working capital changes	262
Estimated Adjusted EBITDAX	**$471**

Source: Company filings.
Note: Reconciliation is based on 9/30/2020 actuals plus midpoint of Q4'20 estimated range.

Other Reconciliations

Leverage and Net Debt

We calculate the leverage ratio by dividing net debt by adjusted EBITDAX for the applicable period. We define net debt as the face value of our debt less cash used to collateralize letters of credit outstanding and available cash. We believe the leverage ratio is an important metric of the operational and financial health of our Company and is useful to investors as an indicator of our ability to incur additional debt and to service our existing debt. The following table presents a reconciliation of our leverage ratio, both on a historical basis and after giving effect to the pro forma adjustments. Leverage ratio is a supplemental measure of our performance that is not required by or presented in accordance with U.S. generally accepted accounting principles ("GAAP").

	Twelve Months Ended December 31,2020
($ millions)	Estimated
Face value of debt	$599
Available cash	(28)
Net Debt	**$571**
Estimated adjusted EBITDAX	471
Leverage Ratio	**1.2x**

Adjusted Free Cash Flow

Management uses adjusted free cash flow, which is defined by us as net cash provided by operating activities less capital investments, excluding other unusual, out-of-period and infrequent items as a measure of liquidity. The following table presents a reconciliation of our net cash provided by operating activities to adjusted free cash flow. Adjusted free cash flow is a supplemental measure of our performance that is not required by or presented in accordance with U.S. generally accepted accounting principles ("GAAP").

	Twelve Months Ended December 31,2020
($ millions)	Estimated
Net cash provided by operating activities	**$104**
Capital Investments	(47)
Transaction costs	118
Estimated Adjusted Free Cash Flow	**$175**

Source: Company filings.

Note: Reconciliation is based on 9/30/2020 actuals plus midpoint of Q4'20 estimated range.

Other Reconciliations (cont'd)

Discretionary Cash Flow

($ millions)	Twelve Months Ended December 31,2020 Estimated
Adjusted EBITDAX	$407
Cash Interest	(95)
Distributions paid to BSP JV	(64)
Distributions paid to Ares JV	(70)
Cash used for asset retirement obligations and idle well testing	(9)
Estimated Discretionary Cash Flow	**$233**

PV-10

PV-10 is a financial measure that represents the present value of estimated future cash inflows from proved oil and natural gas reserves, less future development and production costs, discounted at 10% per annum to reflect the timing of future cash flows. PV-10 differs from Standardized Measure because Standardized Measure includes the effects of future income taxes on future net cash flows. In this presentation, we include PV-10 of proved reserves based on strip pricing. GAAP does not prescribe a Standardized Measure of reserves on a basis other than SEC pricing. As such, no standardized measure of proved reserves using strip pricing has been provided. Neither PV-10 nor Standardized Measure should be construed as the fair value of our oil and natural gas reserves. Standardized Measure is prescribed by the SEC as an industry standard asset value measure to compare reserves with consistent pricing, costs and discount assumptions. PV-10 facilitates the comparisons to other companies as it is not dependent on the tax-paying status of the entity.

($ millions)	As of December 31, 2019 Actual
Standardized measure of discounted future net cash flows	$5,231
Present value of future income taxes discounted at 10%	1,618
PV-10 of Proved Reserves	**$6,849**

CALIFORNIA
RESOURCES CORPORATION

